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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Separate Portfolios Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1, 2009 to September 30, 2009

Semi-Annual Report

September 30, 2009

Fixed-Income Funds

■	ING SPorts Core Fixed Income Fund

■	ING SPorts International Fixed Income Fund (formerly, ING SPorts Core Plus Fixed Income Fund)

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

As we move through Autumn, we find ourselves crossing a divide that does not feel like much of a change, yet portends hope for the future. Federal Reserve Chairman Benjamin S. Bernanke recently said that it was “very likely” the recession has ended, though he noted it could take many months for the unemployment rate to drop meaningfully. It may take some time before we notice the recovery in our daily lives.

Yet the equity markets seem to be taking economic events in stride, and have come back impressively since spring. For the 12 months ended September 30, 2009, the Dow Jones Industrial Average and the Standard & Poor’s 500® Composite Stock Price Index have nearly erased their losses; the NASDAQ Composite Index has moved into positive territory for the same period.

At ING Funds, we expect economic growth will accelerate next year and continue in 2011, but with elevated unemployment for the next few years.

How might this affect your investment plans? Despite recent gains in household wealth, many people still face net declines in their portfolios overall and may have pushed their investment goals further into the future. If that is the case for you, it may be prudent to reexamine your portfolio and see if you need to make any adjustments for a longer horizon.

For others, the need to preserve capital or increase income may have become paramount. If these are concerns for you, it may be advisable to review your current investments to determine whether they meet your expected needs.

Only you and your investment advisor can determine the answers to these questions. We urge you to discuss these matters thoroughly with your advisor before making any changes to your investment goals or your portfolio.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

November 6, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2009

From its earliest days in mid-March, the resurgence of risky asset classes like equities and corporate bonds encountered skeptics. It was based they said, not on good economic news but news that was merely less awful. That banks were making money again relied on extraordinarily low interest rates to depositors and “special” items. The government’s willingness to incur $1.75 trillion in additional debt to bail out banks, insurers, auto companies and people who bought housing beyond their means, while the Federal Reserve printed money to buy the debt and keep interest rates down, would have its day of inflationary reckoning.

But the believers would have none of it. Conditions don’t go from bad to good in one step, they said. The news has to get less bad first. The richest harvest must start with a few green shoots in an empty field. In no time, every commentator seemed to be talking about “green shoots”.

However described, the news on which markets advanced was on balance improving, albeit weakly and erratically.

In housing, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(1) of house prices in 20 cities sank a record 19% year-over-year in January. But from there the declines moderated to 13.3% in the most recent report. Sales of existing homes rose for four months, before slipping in September. Still, the proportion of distressed sales was down to less than one third, from nearly half earlier in the year. New home sales, helped by an $8,000 government grant to first-time home buyers, had three straight months of gain through September.

After a fall in first quarter gross domestic product (“GDP”) of 5.5% annualized, the contraction for the second quarter was just 0.7% annualized, and after four straight falls there were high hopes that GDP in the third quarter would rebound. By September, closely watched purchasing managers’ indices were flirting with levels suggesting expansion.

A “Cash-for-Clunkers” program under which the government offered to subsidize the trade-in of old vehicles for newer, more efficient models was vigorously taken up. Retail sales and industrial production were boosted. Auto companies re-opened production lines.

A flimsier green shoot emerged in the employment reports. The September report showed payroll cuts at little more than one third of the January level. But the unemployment rate stood at a 26-year high of 9.7%.

The average work week languished near the lowest since records began in 1964. Wage growth remained insipid. Increasingly commentators asked what kind of real recovery could take place under these conditions and as the various government support programs expired.

In fixed income markets, three-month dollar London Interbank Offered Rate (“LIBOR”), the basis of trillions of dollars of financial agreements, fell below 1% for the first time ever and stayed there. Various measures of spread against LIBOR, indicating willingness to lend, fell to levels well below those seen before the financial crisis emerged.

Bonds at first sight had a solid six months. The Barclays Capital U.S. Aggregate Bond Index(2) of investment grade bonds returned 5.59%. But within this figure there were cross-currents. Improved risk appetite propelled the Barclays Capital Corporate Investment-Grade Bond Index(3) to a 19.41% gain amid surging new issuance. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4), did even better, gaining an equity-like 40.24%. At first, the Barclays Capital U.S. Treasury Index(5) lost about 3%, as greater risk appetite was reinforced by concerns about massive government borrowing. The excess yield on 10-year Treasuries over 2-year issues briefly reached a record 275 basis points (“bp”). But ultimately, the fragile economy became uppermost in investors’ minds. They began to feel that inflation would not be an immediate problem and with the Federal Reserve buying Treasuries, seekers of safety could move up the yield curve to get some return rather than receive practically nothing at the very short end. The Barclays Capital U.S. Treasury Index ended the six-month period with just a 0.98% loss. The annual yield on the 90-day Treasury Bills started the fiscal year at 20bp and ended it at 12bp.

In currencies, the dollar relinquished first quarter benefits from its safe haven status, falling 9.5% against the euro, 10.7% against the pound and 7.5% against the yen.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(6) including dividends, returned 34.0% in the six months through September, led by the financials component which rose 70.4%. Profits for S&P 500® companies suffered their eighth straight quarter of decline in the second quarter and by the half way point in our fiscal year the price to earnings ratio of the S&P 500® Index,

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2009

based on operating earnings in the trailing four quarters, had not been so high since the first half of 2002.

In international markets, referring to MSCI indices in local currencies with net reinvested dividends, the MSCI Japan® Index(7) rose 18.8% for the six months through September, but weakened at the end. A rise in gross domestic product (“GDP”) of 2.3% annualized was due to net exports and government stimulus. Domestic demand was still in the doldrums and deflation had again taken hold. The MSCI Europe ex UK® Index(8) surged 41.0%. After a drop in GDP of 2.5% in the first quarter second quarter GDP barely fell and actually rose in France and Germany. Confidence measures, from investor to business to consumer, continued to advance. The MSCI UK® Index(9) jumped 34.4%. GDP fell for the fifth consecutive quarter and stood 5.5% below the level one year earlier. Yet house prices were by all accounts edging back up again. Purchasing managers’ indices were in or near expansion territory. And in September consumer confidence rose by the most since 1995.

(1)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(2)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Barclays Capital Corporate Investment-Grade Bond Index is an unmanaged index that measures the performance USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

(4)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(5)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(6)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number when applicable.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

ING SPorts Core Fixed Income Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Richard Kilbride, Karen Cronk and Luis Olguin, Portfolio Managers* of ING Investment Management Co. — the Adviser.

Performance: For the six-month period ended September 30, 2009, the Fund returned 13.79%, compared to the Merrill Lynch U.S. 1-10 Year Corporate Bond Index(1) (“ML 1-10 Corp Index”) which returned 17.28% for the same period.

Portfolio Specifics: This mutual fund is only available as an embedded structure inside a managed account strategy. The full investors’ experience includes the securities held outside this mutual fund in the separate account.

The performance during the period was almost entirely due to the Fund’s higher than benchmark average credit quality. This posture benefited the Fund in the early days of the financial crisis and left the Fund somewhat behind when credit rallied significantly, perhaps indiscriminately, over the last six months. After the tumult in the financial markets in late 2008, which was so detrimental to asset prices, the last six months saw widespread issuance and price appreciation of credit securities. In particular, the Fund’s underweighting of financial issuers detracted from full participation in this improvement in the credit markets.

Credit spreads improved for almost the entire period since our last report. As measured by the Merrill Lynch index system, the option adjusted spread of corporate bonds in the Fund’s benchmark decreased from 619 basis points over Treasuries on March 31, 2009 to 239 basis points on September 30, 2009. This change in spread was a significant driver of performance in the investment-grade bond market.

Over the last year, Federal Reserve interest rate policy has been in an accommodative posture as economic uncertainties and market illiquidity pressures remained significant. The Fund remained fully invested relative to its expected level of interest rate risk. Most of the Fund’s performance, however, has come from credit selection, which was less aggressive than the benchmark constituents.

Current Strategy & Outlook: As the period ended, the economic situation had shown clear signs of having bottomed out, though the employment situation is expected to remain extremely challenged for the immediate future. Interest rates were viewed as having reached a peak in June 2009, when ten-year yields reached 4%. Since then, rates have been largely range bound around 3.4%. Our macro themes for the coming months include examining the eventual Federal Reserve exit strategy from the current very accommodative policy. On a more micro level, credit threats remain front and center. Security selection in an environment of rising defaults and lower secondary market dealer liquidity is treacherous. We view security selection as critical to avoid credits that may struggle in a difficult and prolonged economic recovery.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

*	Effective 10/1/2009, Christine Hurtsellers was replaced with Karen Cronk and Luis Olguin as portfolio managers to the Fund.
(1)	The ML 1-10 Corp Index is a market capitalization-weighted index including U.S. domestic investment grade corporate bonds with maturities between one and ten years.

Top Ten Holdings

as of September 30, 2009

(as a percent of net assets)

Barclays Bank PLC, 5.000%, due 09/22/16	3.4%
Capital One Financial Corp., 7.375%, due 05/23/14	2.8%
BellSouth Corp., 5.200%, due 09/15/14	2.7%
Verizon New England, Inc., 6.500%, due 09/15/11	2.7%
Cisco Systems, Inc., 4.950%, due 02/15/19	2.6%
Bank of America Corp., 7.400%, due 01/15/11	2.6%
Citigroup, Inc., 6.375%, due 08/12/14	2.6%
Golden West Financial Corp., 4.750%, due 10/01/12	2.6%
Campbell Soup Co., 4.500%, due 02/15/19	2.6%
Citigroup, Inc., 5.250%, due 02/27/12	2.6%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SPORTS INTERNATIONAL FIXED INCOME FUND

ING SPorts International Fixed Income Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Chris Diaz and Mike Mata, Portfolio Managers of ING Investment Management Co.  — the Adviser.

Performance: For the six-month period ended September 30, 2009, the Fund provided a total return of 15.13% compared to the Barclays Capital Global Aggregate Bond ex-U.S. Index(1) and the Merrill Lynch 1-10 Year Corporate Bond Index(2) (“ML 1-10 Corp Index”) which returned 15.51% and 17.28%, respectively, for the same period.

Portfolios Specifics: For the six-month period ended September 30, 2009, the Fund underperformed its benchmark, the Barclays Capital Global Aggregate Bond ex-U.S. dollar Index.

Economic pessimism waned as positive surprises dominated economic releases. Emerging economies appear to be outpacing the developed world. In response, investors left the “safe haven” of U.S. Treasury debt and embraced riskier assets. Domestic inflation remained muted. Despite the sell-off in Treasuries, the Barclays Capital U.S. Aggregate Bond Index returned 5.59% for the period.

Risk-based fixed income assets posted strong, positive excess returns(3) that broke many records. Corporate bonds, in general, posted 20.10% of excess return, but financials led the pack with 25.82% of return above comparable duration Treasuries. Generally, lower rated corporate bonds outperformed higher credit quality issuers, as did bonds with longer maturities. Commercial mortgage-backed securities (“CMBS”) earned 27.00% of excess return as asset-backed securities (“ABS”) posted 14.22% of excess return. Within ABS, home equity loans outperformed with 36.37%.

The U.S. dollar (“USD”) continued its slide during the third quarter as it became apparent that the United States would lag in the economic recovery. With U.S. interest rates some of the lowest in the world, the USD has become the funding currency of choice for investors, as they borrow in USD and invest in higher-yielding currencies. The dollar declined 4.3% on a trade- weighted basis, and the best performing of the major currencies were those tied to commodities, namely the Australian and New Zealand dollars and Norwegian krone. The Brazilian real continued to perform well, appreciating 12.5% over the quarter.

Detracting from performance was an overweight to interest rates during the second quarter. The Fund owned more duration than the benchmark, and as developed market interest rates rose, the Fund underperformed. During the second quarter overweight positions in the Australian and Canadian dollars added to performance as commodities recovered from depressed levels during the period, providing support for commodity exporters such as Australia and Canada. A general theme of the quarter was to be overweight emerging market currencies; long positions in the Brazilian real and the Chilean peso strongly added to results. A large detractor was the Fund’s underweight position in the British pound, which appreciated significantly during the second quarter.

Our active currency positions changed somewhat during the third quarter although we maintained exposure to Brazil. The Fund was overweight the New Zealand dollar, which was the best performing of the major currencies over the three months through September. Also adding to performance was an overweight to the Swedish krona, which rallied 10.8%. During the quarter we maintained the view that emerging market countries would outperform developed world economies, and the Fund benefited from long positions in the Brazilian real and Indonesian rupiah. Detracting in currency space was an underweight to the Norwegian krone, which performed well during the third quarter.

Current Strategy & Outlook: Our key themes for the second half of 2009 are for range-bound U.S. Treasury rates and little likelihood of Fed tightening, because of expected high, continuing unemployment and significant slack in the domestic economy — despite growing evidence of bottoming in the major global economies. Although concerns about inflation may resurface, we believe that it will not be a problem for the near term. Great Recessions — and Great Depressions — that result from de-leveraging tend to be longer and deeper than those emanating from simple inventory corrections.

Housing prices have slowed their rate of descent and consumer confidence is turning up. Although our macro outlook is for a modest and drawn-out recovery, we are mindful of the increasing number of upside surprises both in the United States and abroad. The brighter news on residential real estate prices remains key to the pace and direction of the economic recovery. We note, however, that the last quarter of 2009 may witness a small pause in the nascent housing price recovery. A number of loan modifications from previous periods appear to be transitioning into foreclosures, also known as re-defaults, which may increase the stock of homes for sale at liquidation prices in the months to come.

We are also maintaining our active risk to what we believe are high-quality emerging markets, specifically expressed in Brazil, with emphasis on the high yields available in short-dated bonds. Allocations to the currencies of India and Indonesia follow our positive theme for emerging economies that have high savings rates, may benefit from rising internal consumption and a rebound in exports.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

(1)	The Barclays Capital Global Aggregate Bond ex-U.S. Index provides a broad-based measure of the global investment-grade fixed-rate debt markets, excluding the United States.
(2)	The ML 1-10 Corp Index is a market capitalization-weighted index including U.S. domestic investment grade corporate bonds with maturities between one and ten years.
(3)	For fixed income asset classes, excess return is defined as the return of an asset class over a U.S. Treasury Security of comparable duration.

Top Ten Holdings

as of September 30, 2009

(as a percent of net assets)

Japan Government Ten Year Bond, 1.300%, due 06/20/12	6.8%
Italy Buoni Poliennali Del Tesoro, 5.500%, due 11/01/10	4.5%
French Treasury Note, 3.000%, due 01/12/11	4.4%
Spain Government International Bond, 3.250%, due 07/30/10	4.4%
Japan Government Thirty Year Bond, 2.300%, due 03/20/39	3.3%
Kreditanstalt fuer Wiederaufbau, 3.125%, due 11/15/10	3.0%
Bundesrepublik Deutschland, 3.750%, due 01/04/19	3.0%
Bundesrepublik Deutschland, 4.250%, due 07/04/39	2.6%
Bundesschatzanweisungen, 4.000%, due 09/10/10	2.2%
Indonesia Government International Bond, 0.000%, due 01/25/12	2.0%

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including exchange fees, and (2) ongoing costs, including management fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2009*	Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2009*
ING SPorts Core Fixed Income Fund	$1,000.00	$1,137.90	0.00%	$—	$1,000.00	$1,025.07	0.00%	$—
ING SPorts International Fixed Income Fund	$1,000.00	$1,151.30	0.00%	$—	$1,000.00	$1,025.07	0.00%	$—

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2009 (UNAUDITED)

	ING SPorts Core Fixed Income Fund	ING SPorts International Fixed Income Fund
ASSETS:
Investments in securities at value*	$5,533,411	$4,309,598
Cash	519,031	4,545,814
Cash collateral for futures	43,975	447,326
Foreign currencies at value**	—	867,016
Receivables:
Investment securities sold	—	463,521
Dividends and interest	63,131	50,802
Variation margin	—	9,166
Unrealized appreciation on forward foreign currency contracts	—	76,258
Upfront payments made on swap agreements	—	44,100
Unrealized appreciation on swap agreements	—	23,424
Prepaid expenses	10,682	10,866
Reimbursement due from manager	9,904	66,213

Total assets	6,180,134	10,914,104

LIABILITIES:
Payable for investment securities purchased	100,797	618,533
Unrealized depreciation on forward foreign currency contracts	—	49,035
Upfront payments received on swap agreements	—	10,946
Unrealized depreciation on swap agreements	—	8,861
Income distribution payable	22,307	—
Payable for terminated investment contracts (Note 12)	—	12,701
Payable for trustees fees	742	702
Other accrued expenses and liabilities	21,119	71,035
Written options^	—	6,584

Total liabilities	144,965	778,397

NET ASSETS	$6,035,169	$10,135,707

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$5,748,719	$9,912,380
Distributions in excess of net investment income	(2,943)	(15,375)
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures and swaps	135,153	(69,495)
Net unrealized appreciation on investments, foreign currency related transactions, futures, swaps, and written options	154,240	308,197

NET ASSETS	$6,035,169	$10,135,707

* Cost of investments in securities	$5,379,171	$4,059,584
** Cost of foreign currencies	$—	$859,386
^ Premiums received on written options	$—	$5,792

Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	574,935	1,024,712
Net asset value and redemption price per share	$10.50	$9.89

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED)

	ING SPorts Core Fixed Income Fund	ING SPorts International Fixed Income Fund
INVESTMENT INCOME:
Dividends	$—	$241
Interest	150,612	58,683

Total investment income	150,612	58,924

EXPENSES:
Transfer agent fees	244	64
Shareholder reporting expense	4,741	8,218
Registration fees	9,621	10,551
Professional fees	27,334	41,181
Custody and accounting expense	330	43,831
Trustees fees	111	183
Miscellaneous expense	4,253	2,970

Total expenses	46,634	106,998
Net waived and reimbursed fees	(46,634)	(106,998)

Net investment income	150,612	58,924

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS
Net realized gain (loss) on:
Investments	211,485	(104,930)
Foreign currency related transactions	—	897,233
Futures	—	4,333
Swaps	—	7,040

Net realized gain on investments, foreign currency related transactions, futures, and swaps	211,485	803,676

Net change in unrealized appreciation or depreciation on:
Investments	351,100	502,426
Foreign currency related transactions	—	(50,618)
Futures	—	(2,988)
Swaps	—	24,638
Written options	—	(792)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	351,100	472,666

Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, and written options	562,585	1,276,342

Increase in net assets resulting from operations	$713,197	$1,335,266

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING SPorts Core Fixed Income Fund		ING SPorts International Fixed Income Fund
	Six Months Ended September 30, 2009	Year Ended March 31, 2009	Six Months Ended September 30, 2009	Year Ended March 31, 2009
FROM OPERATIONS:
Net investment income	$150,612	$257,968	$58,924	$258,419
Net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	211,485	(70,897)	803,676	(1,373,187)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	351,100	(298,856)	472,666	126,419

Increase (decrease) in net assets resulting from operations	713,197	(111,785)	1,335,266	(988,349)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(150,614)	(258,847)	—	(21,367)
Net realized gains	—	(98,138)	—	(673,413)
Return of capital	—	—	—	(106,241)

Total distributions	(150,614)	(356,985)	—	(801,021)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	477,507	1,236,591	—	213,581
Reinvestment of distributions	—	—	—	15,189

	477,507	1,236,591	—	228,770
Cost of shares redeemed	(300,315)	(165,105)	—	(198,489)

Net increase in net assets resulting from capital share transactions	177,192	1,071,486	—	30,281

Net increase (decrease) in net assets	739,775	602,716	1,335,266	(1,759,089)

NET ASSETS:
Beginning of period	5,295,394	4,692,678	8,800,441	10,559,530

End of period	$6,035,169	$5,295,394	$10,135,707	$8,800,441

Distributions in excess of net investment income at end of period	$(2,943)	$(2,941)	$(15,375)	$(74,299)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets					Supplemental data

	Net asset value, beginning of year or period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(2)	Net assets, end of year or period	Expenses, before reductions/ additions(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(3)(4)(5)		Expenses, net of all reductions/ additions(3)(4)(5)		Net investment income (loss)(3)(4)(5)	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)		(%)		(%)	(%)
ING SPorts Core Fixed Income Fund
09-30-09	9.48	0.27	1.02	1.29	0.27	—	—	0.27	10.50	13.79	6,035	1.69	0.00		0.00		5.44	81
03-31-09	10.46	0.51	(0.80)	(0.29)	0.51	0.18	—	0.69	9.48	(2.64)	5,295	2.39	0.01		0.01		5.24	87
06-08-07(1) - 03-31-08	10.00	0.42	0.46	0.88	0.42	—	—	0.42	10.46	8.90	4,693	3.73	0.00		0.00		5.04	97

ING SPorts International Fixed Income Fund
09-30-09	8.59	0.06	1.24	1.30	—	—	—	—	9.89	15.13	10,136	2.28	0.00		0.00		1.26	57
03-31-09	10.35	0.25	(1.23)	(0.98)	0.02	0.66	0.10	0.78	8.59	(9.88)	8,800	2.35	0.00	*	0.00	*	2.69	694
06-08-07(1) - 03-31-08	10.00	0.33	0.33	0.66	0.31	—	—	0.31	10.35	6.65	10,560	1.74	0.00		0.00		3.97	791

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.

(5)	ING Investment Management Co. has contractually agreed to reimburse all operating expenses of the Funds indefinitely, except certain extraordinary expenses.
*	Amount is less than 0.005%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Separate Portfolios (SPorts) Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of two separately managed series: ING SPorts Core Fixed Income Fund (“SPorts Core Fixed Income”) and ING SPorts International Fixed Income Fund (“SPorts International Fixed Income”), (each, a “Fund” and collectively, the “Funds”).

Shareholders generally bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets. However, the Funds do not charge any fees or expenses. ING Investment Management Co. (“ING IM” or the “Investment Adviser”) does not charge any fees to the Funds under its investment management agreement. The Investment Adviser is absorbing all expenses of operating the Funds, except certain extraordinary expenses. However, the Funds are an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Investment Adviser. If you are participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program.

Shares of each Fund are purchased at net asset value without a sales charge or other fee and may be purchased only at the direction of the Program Sponsor for a wrap account.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in

U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which generally approximates market value.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.

For the six months ended September 30, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Accounting Standards Codification (“ASC”) 820, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. ASC 820 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of ASC 820 and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued ASC 815, “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under ASC 815, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. ASC 815 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. All changes to disclosures have been made in accordance with ASC 815 and have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB ASC 815 and FASB ASC 460, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB ASC 815 and FASB ASC 460; and Clarification of the Effective Date of FASB ASC 815.” The amendments to FASB ASC 815 require

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FASB ASC 460 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Risk Exposures and the use of Derivative Instruments. The Funds investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade,

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk the Funds have entered into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements. These agreements are with select counterparties that govern transactions, over-the-counter derivative and forward foreign exchange contracts, entered into by the Funds and those counterparties. The ISDA Master Agreements maintains provisions for general obligations, representation agreements, collateral, and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

E.

Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the six months ended September 30, 2009, SPorts International Fixed Income has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Fund uses forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, and to maintain diversity and liquidity of the portfolio.

Please refer to the table following the Portfolio of Investments that discloses the fair value of forward foreign currency contracts outstanding at period end and the amounts of realized and changes in unrealized gains and losses on forward foreign currency contracts during the six months ended September 30, 2009 which serves as an indicator of the volume of derivative activity for the Fund.

The Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the six months ended September 30, 2009, SPorts International Fixed Income has both purchased and sold futures contracts on various bonds and notes to increase or decrease exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Please refer to the table following the Portfolio of Investments that discloses the fair value of futures contracts outstanding at period end and the amounts of realized and changes in unrealized gains and losses on futures during the six months ended September 30, 2009 which serves as an indicator of the volume of derivative activity for the Fund.

F.

Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodity or currencies it owns or in which it may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Funds as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the six months ended September 30, 2009, SPorts International Fixed Income has written swaptions on credit default swaps in an attempt to decrease exposure to credit risk. The Fund has also purchased put options on foreign currencies to increase exposure to foreign exchange risk. Please refer to the table following the Portfolio of Investments that discloses the amounts of realized and changes in unrealized gains and losses on both purchased and written call options during the six months ended September 30, 2009 which serves as an indicator of the volume of derivative activity for the Fund. There were no open written swaptions at September 30, 2009.

G.	Swap Agreements. The Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

The Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2009, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the six months ended September 30, 2009, SPorts International Fixed Income has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the six months ended September 30, 2009, SPorts International Fixed Income has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

that are either unavailable or considered to be less attractive in the bond market and to hedge against anticipated potential credit events.

Please refer to the table following the Portfolio of Investments that discloses the fair value of credit default swaps outstanding at period end and the amounts of realized and changes in unrealized gains and losses on futures during the six months ended September 30, 2009 which serves as an indicator of the volume of derivative activity for the Fund.

H.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

I.	Federal Income Taxes. It is the policy of the Funds to comply with Subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

J.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K.	Illiquid and Restricted Securities. The Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended September 30, 2009, the cost of purchases and proceeds from the sales of securities excluding short-term securities, were as follows:

	Purchases	Sales
SPorts Core Fixed Income	$4,302,740	$4,343,159
SPorts International Fixed Income	1,965,809	2,289,715

U.S. Government Securities not included above were as follows:

	Purchases	Sales
SPorts Core Fixed Income	$—	$109,250
SPorts International Fixed Income	333,505	165,613

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING IM, a Connecticut corporation, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds. There are no advisory or other fees payable to the Investment Adviser under the Management Agreement.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The administrator does not receive any fees for its administrative services.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Funds. The Distributor, IFS and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.”

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof. ING Groep has also announced its intention to repurchase EUR 5 billion of Core Tier 1 securities in the fourth quarter of 2009, financed by a EUR 7.5 billion underwritten rights issue.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2009, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company — SPorts Core Fixed Income (25.61%); SPorts International Fixed Income (62.51%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Trust has adopted a retirement policy under which any Trustee, who as of May 9, 2007, had served for at least five (5) years as a Trustee of one or more ING Funds and who is not an “interested person” of such ING Funds (as such item is defined in the Investment Company Act of 1940, as amended) shall be entitled to a retirement payment (“Retirement Benefit”) if such Trustee: (a) retires in accordance with the retirement policy; (b) dies; or (c) becomes disabled. The Retirement Benefit shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, after such retirement, death or disability in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability. The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board). This amount shall be paid by the Trust or ING Funds on whose Board the Trustee was serving at the time or his or her retirement. The retiring Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments. For the purpose of this policy, disability shall be the inability to perform the duties of a member of the Board because of the physical or mental impairment that has lasted or that can be expected to last for a continuous period of not less than 12 months, as reasonably determined by a majority of the Board.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At September 30, 2009, the Funds had the following payables included in other accrued expenses and liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Accrued Expenses	Amount
SPorts Core Fixed Income	Audit	$8,817
SPorts International Fixed Income	Custody	40,323

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between ING IM and the Trust, on behalf of each Fund, ING IM has agreed to absorb and/or reimburse certain fees and expenses. Under the Expense Limitation Agreement, to

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

the extent not inconsistent with U.S. tax requirements, ING IM will absorb and reimburse all ordinary operating expenses of the Funds, which include the Funds’ share of any fees and expenses of any underlying funds whose shares are held by the Funds from time to time but which exclude portfolio transaction costs, interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund’s business, and expenses of any counsel or other persons or services retained by the Trustees who are not “interested persons” (as defined in the 1940 Act) of ING IM.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING IM or the registrant provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment

Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities, and (2) finance the redemption of shares of an investor in the Funds. The Funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six month period ended September 30, 2009 the Funds did not have any loans outstanding under the line of credit.

NOTE 9 — WRITTEN OPTIONS

Transactions in written options for SPorts International Fixed Income for the six months ended September 30, 2009 were as follows:

	Number of Contracts	Premium
Balance at 03/31/09	0	$—
Options Written	502,000	5,792
Options Expired	0	—
Options Exercised	0	—
Options Terminated in Closing Purchase Transactions	0	—

Balance at 09/30/09	502,000	$5,792

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
SPorts Core Fixed Income
09-30-09	46,151	—	(30,055)	16,096	477,507	—	(300,315)	177,192
03-31-09	127,728	—	(17,608)	110,120	1,236,591	—	(165,105)	1,071,486
SPorts International Fixed Income
09-30-09	—	—	—	—	—	—	—	—
03-31-09	23,040	1,671	(20,090)	4,621	213,581	15,189	(198,489)	30,281

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES

Although SPorts International Fixed Income has a diversified portfolio, it may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At September 30, 2009, the Fund did not hold any defaulted securities.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities (Both Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (SPorts International Fixed Income). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

Credit Risk (Both Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

During the six months ended September 30, 2009, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During

the most recent six month period, SPorts International Fixed Income had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI’s affiliates are unable to fulfill their commitments and, in certain cases, the Fund terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Funds relating to these events is immaterial.

High-Yield, Lower-Grade Debt Securities Risk (SPorts International Fixed Income). High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended September 30, 2009	Year Ended March 31, 2009
	Ordinary Income	Ordinary Income	Long-term Capital Gains	Return of Capital
SPorts Core Fixed Income	$150,614	$352,301	$4,684	$—
SPorts International Fixed Income	—	627,384	67,396	106,241

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
SPorts Core Fixed Income	$22,794	$(196,860)	$—	$(76,332)	2017
SPorts International Fixed Income	—	(235,700)	(160,116)	(716,123)	2017

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of September 30, 2009, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2009, the following Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
SPorts Core Fixed Income	$0.0400	November 2, 2009	Daily

The Funds have evaluated events occurring after the balance sheet date (subsequent events) through November 20, 2009, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED)

Principal Amount			Value

CORPORATE BONDS/NOTES: 91.7%
Aerospace/Defense: 1.0%
$50,000		McDonnell Douglas Corp., 9.750%, due 04/01/12	$58,660

			58,660

Banks: 22.5%
100,000		American Express Bank FSB, 5.550%, due 10/17/12	106,062
149,000		Bank of America Corp., 7.400%, due 01/15/11	156,505
200,000	@@	Barclays Bank PLC, 5.000%, due 09/22/16	202,849
150,000		Capital One Financial Corp., 7.375%, due 05/23/14	167,568
150,000		Citigroup, Inc., 5.250%, due 02/27/12	154,151
150,000		Citigroup, Inc., 6.375%, due 08/12/14	155,244
50,000	@@	Credit Suisse New York, 6.000%, due 02/15/18	52,434
100,000		Deutsche Bank Trust Corp., 7.500%, due 11/15/15	103,048
100,000		Morgan Stanley, 6.600%, due 04/01/12	108,731
100,000		PNC Funding Corp., 4.250%, due 09/21/15	100,524
50,000		US Bancorp., 4.200%, due 05/15/14	52,304

			1,359,420

Beverages: 4.2%
142,000		Anheuser-Busch Cos., Inc., 5.050%, due 10/15/16	146,673
100,000	@@	Diageo Capital PLC, 5.500%, due 09/30/16	107,955

			254,628

Chemicals: 2.6%
100,000		Dow Chemical Co., 5.900%, due 02/15/15	102,756
50,000		EI Du Pont de Nemours & Co., 4.875%, due 04/30/14	53,654

			156,410

Computers: 0.9%
50,000		International Business Machines Corp., 5.700%, due 09/14/17	55,193

			55,193

Diversified: 0.8%
50,000		Duke Realty LP, 7.375%, due 02/15/15	51,624

			51,624

Diversified Financial Services: 10.1%
100,000		American Express Credit Corp., 5.875%, due 05/02/13	106,113
100,000		Caterpillar Financial Services Corp., 4.850%, due 12/07/12	106,233
50,000		Caterpillar Financial Services Corp., 5.850%, due 09/01/17	53,870

Principal Amount			Value

Diversified Financial Services: (continued)
$60,000		General Electric Capital Corp., 0.580%, due 01/20/10	$60,001
100,000		HSBC Finance Corp., 6.375%, due 11/27/12	107,616
100,000		International Lease Finance Corp., 5.625%, due 09/20/13	76,252
94,000		Merrill Lynch & Co., Inc., 6.150%, due 04/25/13	99,541

			609,626

Electric: 4.4%
50,000		Consolidated Edison Co. of New York, Inc., 5.500%, due 09/15/16	53,773
100,000		Duke Energy Corp., 3.950%, due 09/15/14	101,593
102,000		Public Service Co. of Oklahoma, 6.150%, due 08/01/16	108,495

			263,861

Food: 2.5%
150,000		Campbell Soup Co., 4.500%, due 02/15/19	154,207

			154,207

Insurance: 4.1%
150,000		Genworth Financial, Inc., 5.650%, due 06/15/12	144,010
100,000		Metlife, Inc., 5.000%, due 11/24/13	103,433

			247,443

Media: 3.5%
100,000		Comcast Corp., 5.900%, due 03/15/16	107,615
100,000		Viacom, Inc., 5.625%, due 09/15/19	101,833

			209,448

Mining: 4.5%
52,000	@@	Barrick Gold Corp., 6.950%, due 04/01/19	60,987
100,000	@@	BHP Billiton Finance Ltd., 5.125%, due 03/29/12	107,982
100,000	@@	Vale Overseas Ltd., 5.625%, due 09/15/19	102,218

			271,187

Oil & Gas: 3.4%
100,000	@@	Nexen, Inc., 6.200%, due 07/30/19	103,909
100,000		Pride International, Inc., 7.375%, due 07/15/14	103,000

			206,909

Pharmaceuticals: 1.8%
100,000	@@	Novartis Securities Investment Ltd., 5.125%, due 02/10/19	106,654

			106,654

See Accompanying Notes to Financial Statements

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Principal Amount		Value

Pipelines: 9.5%
$100,000	Consolidated Natural Gas Co., 6.000%, due 10/15/10	$103,856
150,000	Kinder Morgan Energy Partners LP, 5.800%, due 03/01/21	152,693
100,000	Magellan Midstream Partners L.P., 6.550%, due 07/15/19	111,326
100,000	Plains All American Pipeline L.P., 4.250%, due 09/01/12	102,872
100,000	Plains All American Pipeline LP, 5.750%, due 01/15/20	100,968

		571,715

Retail: 3.6%
50,000	McDonald’s Corp., 5.000%, due 02/01/19	53,315
100,000	Walgreen Co., 5.250%, due 01/15/19	108,915
50,000	Wal-Mart Stores, Inc., 4.550%, due 05/01/13	54,010

		216,240

Savings & Loans: 2.6%
150,000	Golden West Financial Corp., 4.750%, due 10/01/12	154,308

		154,308

Principal Amount			Value

Telecommunications: 9.7%
$150,000	BellSouth Corp., 5.200%, due 09/15/14		$162,581
150,000	Cisco Systems, Inc., 4.950%, due 02/15/19		157,973
150,000	Verizon New England, Inc., 6.500%, due 09/15/11		161,359
100,000	Verizon Virginia, Inc., 4.625%, due 03/15/13		103,965

			585,878

	Total Investments in Securities (Cost $5,379,171)*	91.7%	$5,533,411
	Other Assets and Liabilities - Net	8.3	501,758

	Net Assets	100.0%	$6,035,169

@@	Foreign Issuer
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$188,338
Gross Unrealized Depreciation	(34,098)

Net Unrealized Appreciation	$154,240

Fair Value Measurements*

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$5,533,411	$—	$5,533,411

Total Investments, at value	$—	$5,533,411	$—	$5,533,411

“Fair value” for purposes of ASC 820 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING SPORTS INTERNATIONAL FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED)

Principal Amount			Value

CORPORATE BONDS/NOTES: 6.3%
Banks: 4.8%
$26,000	S	Citigroup, Inc., 5.250%, due 02/27/12	$26,720
60,000	@@, S	HSBC Bank PLC, 1.288%, due 06/29/49	34,800
300,000	@@, S	Kreditanstalt fuer Wiederaufbau, 3.125%, due 11/15/10	308,483
100,000	S	Morgan Stanley, 2.250%, due 03/13/12	101,890
13,000	S	Wachovia Bank NA, 6.600%, due 01/15/38	14,318

			486,211

Diversified Financial Services: 1.0%
51,000	S	General Electric Capital Corp., 2.200%, due 06/08/12	51,822
52,000	S	General Electric Capital Corp., 2.250%, due 03/12/12	52,970

			104,792

Electric: 0.5%
42,000	S	Commonwealth Edison Co., 6.950%, due 07/15/18	47,649

			47,649

Insurance: 0.0%
7,000	@@, S	XL Capital, Ltd., 6.500%, due 12/31/49	5,110

			5,110

		Total Corporate Bonds/Notes (Cost $641,813)	643,762

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
Federal National Mortgage Association##: 0.0%
893	S	0.596%, due 08/25/33	873

		Total U.S. Government Agency Obligations (Cost $884)	873

ASSET-BACKED SECURITIES: 0.2%
Home Equity Asset-Backed Securities: 0.2%
23,729	S	Ameriquest Mortgage Securities, Inc., 1.596%, due 02/25/33	16,008

		Total Asset-Backed Securities (Cost $20,532)	16,008

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.5%
11,272	S	Wells Fargo Mortgage-Backed Securities Trust, 4.868%, due 08/25/34	10,908
51,410	S	Wells Fargo Mortgage-Backed Securities Trust, 5.778%, due 04/25/36	41,898

		Total Collateralized Mortgage Obligations (Cost $61,066)	52,806

Principal Amount			Value

OTHER BONDS: 35.3%
Foreign Government Bonds: 35.3%
EUR 200,000	S	Bundesrepublik Deutschland, 3.750%, due 01/04/19	306,111
EUR 170,000	S	Bundesrepublik Deutschland, 4.250%, due 07/04/39	262,511
EUR 150,000	S	Bundesschatzanweisungen, 4.000%, due 09/10/10	226,218
EUR 300,000	S	French Treasury Note, 3.000%, due 01/12/11	450,849
$ 201,000		Indonesia Government International Bond, 0.000%, due 01/25/12	201,000
EUR 295,000	S	Italy Buoni Poliennali Del Tesoro, 5.500%, due 11/01/10	452,915
JPY 60,000,000		Japan Government Ten Year Bond, 1.300%, due 06/20/12	686,323
JPY 29,000,000		Japan Government Thirty Year Bond, 2.300%, due 03/20/39	329,735
EUR 300,000		Spain Government International Bond, 3.250%, due 07/30/10	448,245
GBP 40,000	S	United Kingdom Gilt, 4.500%, due 03/07/19	68,575
GBP 80,000	S	United Kingdom Gilt, 4.750%, due 12/07/38	142,289

		Total Other Bonds (Cost $3,305,680)	3,574,771

Shares			Value
PREFERRED STOCK: 0.2%
Diversified Financial Services: 0.2%
26	#, P, S	Zurich RegCaPS Funding Trust	$18,054

		Total Preferred Stock (Cost $24,700)	18,054

Number of Contracts			Value

POSITIONS IN PURCHASED OPTIONS: 0.0%

Foreign Currency Options: 0.0%
250,000	Call Option OTC - Deutsche Bank AG USD vs. JPY Strike @ 94.05 (JPY) - Exp 12/29/09		2,076
252,000	Call Option OTC - Citigroup USD vs. JPY Strike @ 95.25 (JPY) - Exp 12/21/09		1,248

	Total Purchased Options (Cost $4,909)		3,324

	Total Investments in Securities (Cost $4,059,584)*	42.5%	$4,309,598
	Other Assets and Liabilities - Net	57.5	5,826,109

	Net Assets	100.0%	$10,135,707

See Accompanying Notes to Financial Statements

ING SPORTS INTERNATIONAL FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees. These securities amount to $18,054 or 0.18% of the Fund’s net assets at September 30, 2009.
P	Preferred Stock may be called prior to convertible date.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
EUR	EU Euro
GBP	British Pound
JPY	Japanese Yen
*	Cost for federal income tax purposes is $4,060,718.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$286,341
Gross Unrealized Depreciation	(37,461)

Net Unrealized Appreciation	$248,880

Fair Value Measurements*

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 09/30/2009
Asset Table
Investments, at value
Preferred Stock	$—	$18,054	$—	$18,054
Positions In Purchased Options	—	3,324	—	3,324
Corporate Bonds/Notes	—	643,762	—	643,762
U.S. Government Agency Obligations	—	873	—	873
Asset-Backed Securities	—	16,008	—	16,008
Collateralized Mortgage Obligations	—	52,806	—	52,806
Other Bonds	—	3,574,771	—	3,574,771

Total Investments, at value	$—	$4,309,598	$—	$4,309,598

Other Financial Instruments++:
Forward foreign currency contracts	—	58,966	—	58,966
Futures	18,725	—	—	13,632
Swaps, net of upfront payments	—	67,524	—	67,524

Total Assets	$18,725	$4,436,088	$—	$4,449,720

Liabilities Table
Other Financial Instruments++:
Forward foreign currency contracts	$—	$(31,743)	$—	$(31,743)
Futures	(10,632)	—	—	$(5,539)
Swaps, net of upfront payments	—	(19,807)	—	$(19,807)
Written options	—	(6,584)	—	$(6,584)

Total Liabilities	$(10,632)	$(58,134)	$—	$(63,673)

See Accompanying Notes to Financial Statements

ING SPORTS INTERNATIONAL FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended September 30, 2009:

	Beginning Balance at 03/31/2009	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 09/30/2009
Asset Table
Investments, at value
Corporate Bonds/Notes	24,600	—	—	—	—	—	—	—	—	(24,600)	—

Total Investments, at value	$24,600	$—	$—	$—	$—	$—	$—	$—	$—	$(24,600)	$—

“Fair value” for purposes of ASC 820 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

++	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

At September 30, 2009 the following forward foreign currency contracts were outstanding for the ING SPorts International Fixed Income Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For USD	Value	Unrealized Appreciation (Depreciation)
Australian Dollar AUD 125,584	BUY	10/14/09	108,000	110,665	$2,665
Australian Dollar AUD 301,000	BUY	10/14/09	258,703	265,241	6,538
Australian Dollar AUD 18,419	BUY	10/14/09	16,000	16,231	231
Australian Dollar AUD 160,127	BUY	10/14/09	139,000	141,104	2,104
Australian Dollar AUD 58,963	BUY	10/14/09	51,000	51,958	958
Australian Dollar AUD 166,768	BUY	10/14/09	145,000	146,956	1,956
Brazilian Real BRL 932,500	BUY	10/30/09	518,920	523,920	5,000
Canadian Dollar CAD 400,700	BUY	10/14/09	373,570	374,268	698
Canadian Dollar CAD 76,562	BUY	10/14/09	71,000	71,511	511
Canadian Dollar CAD 162,970	BUY	10/14/09	150,000	152,220	2,220
Swiss Franc CHF 130,400	BUY	10/30/09	126,919	125,864	(1,055)
Swiss Franc CHF 141,636	BUY	10/30/09	137,000	136,709	(291)
Chilean Peso CLP 98,499,996	BUY	10/30/09	181,416	179,712	(1,704)
Danish Krone DKK 345,000	BUY	10/30/09	68,132	67,787	(345)
EU Euro EUR 1,269,200	BUY	10/14/09	1,861,685	1,857,282	(4,403)
EU Euro EUR 516,600	BUY	10/14/09	758,739	755,965	(2,774)
EU Euro EUR 87,922	BUY	10/14/09	129,000	128,661	(339)
EU Euro EUR 145,136	BUY	10/14/09	213,000	212,385	(615)
EU Euro EUR 65,889	BUY	10/14/09	96,000	96,419	419
British Pound GBP 435,800	BUY	10/30/09	696,772	696,377	(395)
British Pound GBP 30,098	BUY	10/30/09	48,000	48,094	94
Indonesian Rupiah IDR 985,320,000	BUY	10/30/09	102,000	101,355	(645)
Indian Rupee INR 9,771,104	BUY	10/30/09	202,720	202,662	(58)
Japanese Yen JPY 177,659,100	BUY	10/14/09	1,954,173	1,979,345	25,172
Japanese Yen JPY 4,735,333	BUY	10/14/09	52,000	52,758	758
Japanese Yen JPY 7,113,327	BUY	10/14/09	78,000	79,251	1,251
Japanese Yen JPY 2,279,723	BUY	10/14/09	25,000	25,399	399
Japanese Yen JPY 10,059,784	BUY	10/14/09	112,000	112,079	79
Japanese Yen JPY 8,166,340	BUY	10/14/09	91,000	90,983	(17)

See Accompanying Notes to Financial Statements

ING SPORTS INTERNATIONAL FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For USD	Value	Unrealized Appreciation (Depreciation)
South Korean Won KRW 155,819,993	BUY	10/30/09	130,939	132,196	$1,257
South Korean Won KRW 242,058,104	BUY	10/30/09	203,120	205,360	2,240
Mexican Peso MXN 579,900	BUY	10/14/09	43,481	42,877	(604)
Norwegian Krone NOK 531,918	BUY	10/30/09	91,000	92,005	1,005
New Zealand Dollar NZD 693,100	BUY	10/14/09	484,884	500,068	15,184
New Zealand Dollar NZD 41,170	BUY	10/14/09	29,000	29,704	704
New Zealand Dollar NZD 51,915	BUY	10/14/09	37,000	37,456	456
New Zealand Dollar NZD 48,691	BUY	10/14/09	35,000	35,131	131
New Zealand Dollar NZD 223,684	BUY	10/14/09	160,000	161,387	1,387
Philippine Peso PHP 9,688,824	BUY	10/30/09	203,120	203,812	692
Swedish Krona SEK 2,735,900	BUY	10/30/09	395,109	392,535	(2,574)
Taiwan New Dollar TWD 1,890,000	BUY	10/30/09	58,538	59,214	676

					$58,966

Australian Dollar AUD 30,966	SELL	10/14/09	27,000	27,287	$(287)
Australian Dollar AUD 284,421	SELL	10/14/09	245,000	250,632	(5,632)
Australian Dollar AUD 164,334	SELL	10/14/09	142,000	144,811	(2,811)
Australian Dollar AUD 128,823	SELL	10/14/09	112,000	113,519	(1,519)
Canadian Dollar CAD 122,328	SELL	10/14/09	113,000	114,259	(1,259)
Canadian Dollar CAD 52,526	SELL	10/14/09	49,000	49,061	(61)
Canadian Dollar CAD 97,303	SELL	10/14/09	91,000	90,884	116
Canadian Dollar CAD 147,600	SELL	10/14/09	137,000	137,864	(864)
Canadian Dollar CAD 133,161	SELL	10/14/09	122,000	124,377	(2,377)
EU Euro EUR 28,703	SELL	10/14/09	42,000	42,002	(2)
EU Euro EUR 33,288	SELL	10/14/09	49,000	48,712	288
EU Euro EUR 20,356	SELL	10/14/09	30,000	29,787	213
EU Euro EUR 89,619	SELL	10/14/09	132,000	131,144	856
EU Euro EUR 26,037	SELL	10/14/09	38,000	38,101	(101)
British Pound GBP 125,555	SELL	10/30/09	200,000	200,628	(628)
British Pound GBP 139,315	SELL	10/30/09	221,000	222,615	(1,615)
Japanese Yen JPY 6,907,222	SELL	10/14/09	76,000	76,955	(955)
Japanese Yen JPY 5,543,393	SELL	10/14/09	61,000	61,760	(760)
Japanese Yen JPY 4,829,259	SELL	10/14/09	53,000	53,804	(804)
Japanese Yen JPY 8,135,232	SELL	10/14/09	89,000	90,637	(1,637)
Japanese Yen JPY 11,599,195	SELL	10/14/09	126,000	129,230	(3,230)
Norwegian Krone NOK 785,100	SELL	10/30/09	135,321	135,798	(477)
New Zealand Dollar NZD 66,662	SELL	10/14/09	47,000	48,096	(1,096)
New Zealand Dollar NZD 385,290	SELL	10/14/09	273,000	277,985	(4,985)
New Zealand Dollar NZD 89,291	SELL	10/14/09	63,000	64,423	(1,423)
New Zealand Dollar NZD 66,867	SELL	10/14/09	48,000	48,244	(244)
Swedish Krona SEK 1,083,454	SELL	10/30/09	155,000	155,449	(449)

					$(31,743)

See Accompanying Notes to Financial Statements

ING SPORTS INTERNATIONAL FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

ING SPorts International Fixed Income Fund Open Futures Contracts on September 30, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 3-Year Bond	4	12/15/09	$(2,131)
Australia 10-Year Bond	4	12/15/09	(2,962)
Canada 10-Year Bond	3	12/18/09	3,135
Euro-Bobl 5-Year	2	12/08/09	834
Euro-Bund	10	12/08/09	6,098
Euro-Schatz	7	12/08/09	1,557
Japanese Government Bonds 10-Year Mini	7	12/09/09	4,775
U.S. Treasury Long Bond	1	12/21/09	2,326

			$13,632

Short Contracts
U.S. Treasury 10-Year Note	3	12/21/09	$(5,539)

			$(5,539)

ING SPorts International Fixed Income Fund Written Options Open on September 30, 2009:

Foreign Currency Options

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount	Premium Received	Value
Put Option OTC USD vs. JPY	Deutsche Bank AG	85.4500	12/29/09	USD 250,000	$2,898	$(3,136)
Put Option OTC USD vs. JPY	Citigroup	86.3500	12/21/09	USD 252,000	2,894	(3,448)

					$5,792	$(6,584)

ING SPorts International Fixed Income Fund Credit Default Swap Agreements Outstanding on September 30, 2009:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date		Notional Amount(4)	Market Value(5)	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	5,000	$1,439	$1,342	$97
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	29,000	8,351	7,474	877

							$9,790	$8,816	$974

Credit Default Swaps on Credit Indices — Sell Protection(2)(6)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date		Notional Amount(4)	Market Value(5)	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	iTraxx Europe Series 11 Version 1 Index	Sell	1.850	06/20/14	EUR	500,000	$31,208	$18,168	$13,040
Barclays Bank PLC	iTraxx Europe Series 11 Version 1 Index	Sell	1.850	06/20/14	EUR	425,000	26,526	17,116	9,410

							$57,734	$35,284	$22,450

See Accompanying Notes to Financial Statements

ING SPORTS INTERNATIONAL FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)(6)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 09/30/09 (%)(3)		Notional Amount(4)	Market Value(5)	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000	09/20/13	36.27	USD	5,000	$(2,913)	$(1,494)	$(1,419)
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000	09/20/13	36.27	USD	29,000	(16,894)	(9,452)	(7,442)

								$(19,807)	$(10,946)	$(8,861)

(1)

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)

The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(6)	For the reason(s) or why a Fund may sell credit protection, please see Note 2, “Significant Accounting Policies” in the Notes to Financial Statements.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2009 was as follows:

Derivatives not accounted for as hedging instruments under ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$3,324
Interest rate contracts	Variation margin receivable**	9,166
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	76,258
Credit contracts	Unrealized appreciation on swap agreements, net of upfront payments made	67,524

Total Asset Derivatives		$156,272

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$49,035
Credit contracts	Unrealized depreciation on swap agreements, net of upfront payments received	19,807
Foreign exchange contracts	Written options	6,584

Total Liability Derivatives		$75,426

*	Includes purchased options.

**	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

ING SPORTS INTERNATIONAL FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2009 (UNAUDITED) (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended September 30, 2009 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$7,040	$—	$7,040
Foreign exchange contracts	—	(1,611,711)	—	—	—	(1,611,711)
Interest rate contracts	—	—	4,333	—	—	4,333

Total	$—	$(1,611,711)	$4,333	$7,040	$—	$(1,600,338)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$24,638	$—	$24,638
Foreign exchange contracts	(1,585)	(58,766)	—	—	(792)	(61,143)
Interest rate contracts	—	—	(2,988)	—	—	(2,988)

Total	$(1,585)	$(58,766)	$(2,988)	$24,638	$(792)	$(39,493)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

Investment Adviser

ING Investment Management Co.

230 Park Avenue

New York, New York 10169

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-UFISPORTS	(0909-112009)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Separate Portfolios Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 4, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 4, 2009